SHORT-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2014
SHORT-TERM INVESTMENTS [Abstract]
SHORT-TERM INVESTMENTS
4.	SHORT-TERM INVESTMENTS

Short-term investments consist of various fixed-income financial products purchased from Chinese banks and trusts and are classified as held-to-maturity securities and carried at amortized costs. The maturity dates range from 13 days to less than one year, with interest rates ranging from 2.3% to 8.0%. The held-to-maturity securities are subject to penalty for early withdrawal before their maturity. The carrying amount of the held-to-maturity securities of $42,949 and $17,729 as of December 31, 2013 and 2014, respectively, approximated their fair values due to its credit ratings and its short-term nature, all of which have a maturity date within one-year.